UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
 (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the Appropriate Box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

EAST PENN FINANCIAL CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐ Fee paid previously with preliminary materials:
☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

East Penn Financial Corporation

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND

PROXY STATEMENT

2007

www.eastpennbank.com

PROXY STATEMENT
Dated and to be mailed on or about April 6, 2007

EAST PENN FINANCIAL CORPORATION
22 SOUTH 2ND STREET,
P. O. BOX 869,
EMMAUS, PENNSYLVANIA 18049
(610) 965-5959

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 10, 2007

EAST PENN FINANCIAL CORPORATION
22 SOUTH 2ND STREET,
P. O. BOX 869,
EMMAUS, PENNSYLVANIA 18049

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 10, 2007

TO THE SHAREHOLDERS OF EAST PENN FINANCIAL CORPORATION:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of East Penn Financial Corporation will be held at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania, on Thursday, May 10, 2007, at 7:00 p.m., prevailing time, for the purpose of considering and voting upon the following matters:

1.	To elect 4 Class C directors each to serve for a three year term and until their successors are elected and qualified;

2.	To ratify the selection of Beard Miller Company LLP, Certified Public Accountants, Allentown, Pennsylvania, as the corporation's independent auditors for the year ending December 31, 2007; and

3.	To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

Only those shareholders of record at the close of business on March 23, 2007 are entitled to notice of and to vote at the meeting.

Please promptly complete, date and sign the enclosed proxy and return it in the enclosed postage paid envelope.  We cordially invite you to attend the meeting.  Your proxy is revocable, and you may withdraw it at any time prior to voting. You may deliver notice of revocation or deliver a later dated proxy to the Secretary of the corporation before the vote at the meeting.

We enclose, among other things, a copy of the 2006 Annual Report of East Penn Financial Corporation.

BY ORDER OF THE BOARD OF DIRECTORS

Brent L. Peters
Chairman, President and Chief Executive Officer

Emmaus, Pennsylvania
April 6, 2007

YOUR VOTE IS IMPORTANT.
PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD.

PROXY STATEMENT

Introduction

This proxy statement is furnished in connection with the solicitation of proxies by East Penn Financial Corporation, on behalf of the Board of Directors, for the 2007 Annual Meeting of Shareholders.  This proxy statement, the related proxy form and reservation card are being distributed on or about April 6, 2007.

East Penn Financial Corporation will bear the expense of soliciting proxies.  In addition to the use of the mail, directors, officers and employees of the corporation and its subsidiaries may, without additional compensation, solicit proxies.

The Annual Meeting of Shareholders will be held on Thursday, May 10, 2007, at 7:00 p.m at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania.  Shareholders of record at the close of business on March 23, 2007 are entitled to vote at the meeting.

            At the Annual Meeting, Shareholders will vote to:

•	Elect 4 Class C directors each to serve for a three-year term;
•	Ratify the selection of Beard Miller Company LLP as the corporation's independent auditors for the year ending December 31, 2007; and
•	Transact any other business that may properly come before the meeting and any adjournment or postponement of the meeting.

Proxies and Voting Procedures

You can vote your shares by completing and returning a written proxy card. You can also vote in person at the meeting.  Submitting your voting instructions by returning a proxy card will not affect your right to attend the meeting and will in no way limit your right to vote at the annual meeting if you later decide to attend in person.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee which is considered, with respect to those shares, the shareholder of record.  As the beneficial owner, you have the right to direct your broker how to vote and you are also invited to attend the meeting.  However, because you are not the shareholder of record, you may not vote your street name shares in person at the meeting unless you obtain a proxy executed in your favor from the holder of record.  Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

By properly completing a proxy, you appoint Leon A. Rodenbach and Steven M. Levendusky as proxy holders to vote your shares as indicated on the proxy card.  Any signed proxy card not specifying to the contrary will be voted FOR:

•	Election of the nominees identified in this Proxy Statement; and
•	Ratification of the selection of independent auditors for the year ending December 31, 2007.

You may revoke your written proxy by delivering written notice of revocation to Bruce R. Keil, Secretary of the corporation, 22 South 2nd Street, P. O. Box 869, Emmaus, Pennsylvania 18049, or by executing a later dated proxy and giving written notice of the revocation to Mr. Keil at any time before the proxy is voted at the meeting.  Proxy holders will vote shares represented by the proxy accompanying this proxy statement in accordance with instructions of the shareholder if the proxy is properly completed, signed and returned to the secretary.

Although the Board of Directors knows of no other business to be presented, in the event that any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

Proxy holders will vote shares held for the account of shareholders who participate in the Dividend Reinvestment and Stock Purchase Plan in accordance with the instructions of each participant shareholder.  If a shareholder who participates in the Dividend Reinvestment and Stock Purchase Plan does not return a proxy card, proxy holders will not vote the shares held in that account.

At the close of business on March 23, 2007, East Penn Financial Corporation had 6,305,262 shares of common stock, par value $0.625 per share, issued and outstanding.  In addition to the common stock, East Penn Financial Corporation has 16,000,000 shares of preferred stock authorized, no shares of which are issued and outstanding.

Quorum

A majority of the outstanding shares of common stock, represented in person or by proxy, constitutes a quorum for the conduct of business.  Under Pennsylvania law and East Penn Financial Corporation’s bylaws, the presence of a quorum is required for each matter to be acted upon at the meeting.  Votes withheld and abstentions are counted in determining the presence of a quorum for a particular matter.  Broker non-votes are not counted in determining the presence of a quorum for a particular matter as to which the broker withheld authority.  Each share is entitled to one vote on all matters submitted to a vote of the shareholders.  All matters to be voted upon by the shareholders require the affirmative vote of a majority of shares voted, in person or by proxy, at the annual meeting, except in cases where the vote of a greater number of shares is required by law, East Penn Financial Corporation’s Articles of Incorporation or bylaws.  In the case of the election of directors, the candidates receiving the highest number of votes are elected.  Shareholders are not entitled to cumulate votes for the election of directors.

Assuming the presence of a quorum, the four nominees for director receiving the highest number of votes cast by shareholders entitled to vote for the election of directors will be elected.  Votes withheld from a nominee and broker non-votes will not be cast for the nominee.

Assuming the presence of a quorum, the affirmative vote of a majority of all votes cast by shareholders is required for the ratification of the selection of independent auditors.  Abstentions and broker non-votes are not deemed to constitute "votes cast" and, therefore, do not count either for or against ratification.  Abstentions and broker non-votes, however, have the practical effect of reducing the number of affirmative votes required to achieve a majority for each matter by reducing the total number of shares voted from which the required majority is calculated.

GOVERNANCE OF THE COMPANY

Our Board of Directors believes that the purpose of corporate governance is to ensure that we maximize shareholder value in a manner consistent with legal requirements and the highest standards of integrity. The Board has adopted and adheres to corporate governance practices which the Board and senior management believe promote this purpose, are sound and represent best practices. We continually review these governance practices, Pennsylvania law (the commonwealth in which we are incorporated), the rules and listing standards of the Nasdaq Stock Market and Securities and Exchange Commission (“SEC”)  regulations, as well as best practices suggested by recognized governance authorities.

Currently, our Board of Directors has twelve (12) members.  Under the Nasdaq Stock Market standards for independence, all of our directors, except Brent L. Peters, meet the standards for independence. This constitutes more than a majority of our Board of Directors.  Only independent directors serve on our Audit Committee and Corporate Governance and Nominating Committee.

In determining the directors’ independence, the Board of Directors considered loan transactions between the bank and the directors, their family members and businesses with whom they are associated, as well as any contributions made to non-profit organizations with whom they are associated.

The table below includes a description of other categories or types of transactions, relationships or arrangements considered by the Board (in addition to those listed above and under the caption “Transactions with Directors and Executive Officers” below) in reaching its determination that the directors are independent.

Name	Independent	Other Transactions/Relationships/Arrangements
Mr. Dries	Yes	Hardware Purchases.
Mr. Gulla	Yes	None.
Mr. Kiefer	Yes	None.
Mr. Rohrbach	Yes	None.
Mr. G. Schantz	Yes	Lease Payments.
Mr. L. Schantz	Yes	None.
Mr. Schneck	Yes	None.
Mr. Shaffer	Yes	Professional Services.
Mr. Tantaros	Yes	None.
Dr. Toonder	Yes	None.
Mr. Young	Yes	None.

In each case, the Board determined that none of the transactions above impaired the independence of the director.

Meetings and Committees of the Board of Directors

The Board of Directors functions as the Compensation Committee and has an Audit Committee and a Corporate Governance and Nominating Committee.

Audit Committee.  Members of the Audit Committee during 2006 were Dr. Toonder, Chairman, and Messrs. Gulla, Kiefer, Rohrbach, Shaffer, G. Schantz and Schneck.  The Audit Committee met four (4) times during 2006.  The principal duties of the Audit Committee, as set forth in its charter which is attached as Appendix A, include the authority for: retaining and overseeing the services performed by the independent certified public accountants and internal audit firm; reviewing the integrity of the internal and external financial reporting process in consultation with the independent auditors and the internal auditors; reviewing financial statements and audit reports with management and the independent auditors; reviewing reports of examination received from regulatory authorities; and approving all engagements for audit and non-audit services provided by the independent auditors.

The Board of Directors has determined that Allen E. Kiefer is an “audit committee financial expert” and “independent” as defined under applicable SEC and Nasdaq rules. Mr. Kiefer obtained the requisite experience to qualify as a financial expert during his employment as former President of Main Street Bancorp, Inc.

Compensation Committee.  During 2006, the Board of Directors performed the function of a compensation committee.  The Board of Directors believes it can adequately perform the function of the Compensation Committee.  The compensation of the chief executive officer and all other executive officers of the company is determined by a majority of independent directors.  The chief executive officer is not present during voting or deliberations on his compensation.  However, the chief executive officer offers recommendations regarding the compensation of the other executive officers but does not participate in discussion or vote.

Corporate Governance and Nominating Committee.  The corporation maintains a Corporate Governance and Nominating Committee.  The Committee met eight (8) times during 2006.  The members of the Committee are Mr. Kiefer, Chairman, and Messrs. Dries, Rohrbach, G. Schantz, and Young and Dr.

Toonder each of whom is independent under Nasdaq rules.  The Committee has a written charter which is attached as Appendix B.  The Committee’s principal duties are identifying qualified individuals to become Board members, recommending nominees to the Board, overseeing the annual review of the Board and its committees, and developing corporate governance guidelines.

The Board of Directors of East Penn Financial Corporation met twelve (12) times during 2006.  All directors attended at least 75% or more of the meetings of the Board of Directors and of the various other committees on which they served.  Although, East Penn Financial Corporation does not have a specific policy concerning director attendance at the annual meeting, attendance is encouraged.  Eleven directors attended the 2006 Annual Meeting of Shareholders and we expect that all directors will attend this year’s meeting.

Shareholder Communications

For all communications, Theresa M. Wasko, Treasurer and Chief Financial Officer, is the designated Investor Relations contact.  If a shareholder wishes to communicate with the Board of Directors, he or she may submit a written request to Ms. Wasko at East Penn Financial Corporation, 22 South 2nd Street, P. O. Box 869, Emmaus, Pennsylvania 18049. From time to time, Ms. Wasko or Mr. Peters may report to the Board any investor contact, depending on the nature and significance of the communication.  Also, no restrictions are placed on shareholders that would prevent them from directly contacting members of the Board of Directors.

Nomination of Directors

Under our bylaws, nominations for director may be made only by the Board of Directors or a Board of Directors’ committee, or by a shareholder of record entitled to vote. In order for a shareholder to make a nomination, the shareholder must provide a notice along with the additional information and materials required by the bylaws to our President not less than 60 days prior to any meeting of shareholders called for the election of directors.  The President provides all nominations to the Chairman of the meeting at which directors are to be elected.  The Chairman of the meeting is required to determine whether nominations have been made in accordance with the requirements of the bylaws.  If he determines that a nomination was not made in accordance with the bylaws, he shall so declare at the meeting and the defective nomination will be disregarded.  If he determines that a nomination was made in accordance with the bylaws, the nominees will be brought before the meeting for proper action. You can obtain a copy of the full text of the bylaw provision by writing to Theresa M. Wasko, 22 South 2nd Street, P. O. Box 869, Emmaus, PA 18049.  A copy of our bylaws has been filed with the SEC as an exhibit to our Registration Statement on form S-4, filed March 7, 2003.

Director Qualifications

In considering individuals nominated for Board membership, the Board of Directors considers a variety of factors, including whether the candidate is recommended by executive management; the individual’s professional and personal qualifications, including business experience, education and community and charitable activities; and the individual’s familiarity with the communities in which East Penn Financial Corporation is located or is seeking to locate.

Submission of Shareholder Proposals

If a shareholder wishes us to include a proposal in our proxy statement for presentation at our 2008 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 22 South 2nd Street, P. O. Box 869, Emmaus, PA 18049 no later than December 11, 2007.  A shareholder may also have other business brought before the 2008 Annual Meeting by submitting the proposal to us on or after December 11, 2007. The proposal must be delivered to our executive offices at 22 South 2nd Street, P.O. Box 869, Emmaus, PA 18049 to the attention of our corporate Secretary. We are not required to include any proposal received after December 11, 2007 in our proxy materials for the 2008 Annual Meeting.

ELECTION OF DIRECTORS

            East Penn Financial Corporation’s bylaws provide that the Board of Directors consists of not less than five or more than twenty-five (25) persons.  The Board of Directors is also divided into three classes.  Each class consists, as nearly as possible, of one-third of the directors.  The bylaws also provide that the directors of each class are elected for a term of three years, so that the term of office of one class of directors expires at the annual meeting each year.  The Board of Directors determines the number of directors in each class.

By majority vote, the Board of Directors may increase the number of directors between meetings of the shareholders.  Any vacancy occurring in the Board of Directors, whether due to an increase in the number of directors, resignation, retirement, death or any other reason, may be filled by appointment by the remaining directors.  Any director who is appointed to fill a vacancy holds office until the next annual meeting of the shareholders and until a successor is elected and qualified.  There is a mandatory retirement provision in the bylaws that provides for the retirement of directors after age 70.  In accordance with the corporation’s bylaws, all of the current directors, except for Mr. Kiefer, are exempt from the mandatory retirement age. Further, a director must own at least 100 shares of East Penn Financial Corporation’s stock.

The Board of Directors has fixed the number of directors at twelve (12).  There are four nominees for Class C Directors for election at the 2007 Annual Meeting.  The Board of Directors has renominated the following four persons for election to the Board of Directors for three year terms:

Nominees for Class C Directors
Each For a Term of Three Years

Allen E. Kiefer
Brent L. Peters
Forrest A. Rohrbach
Peter L. Shaffer

Each of the nominees presently serves as a director. In the event that any of the nominees are unable to accept nomination or election, proxy holders will vote proxies given pursuant to this solicitation in favor of other persons recommended by the Board of Directors.  The Board of Directors has no reason to believe that any of its nominees will be unable to serve as a director if elected.

The Board of Directors recommends that the shareholders vote FOR the four directors listed above.

Director and Officer Relationships

Directors Gordon K. Schantz and Linn H. Schantz are cousins.  Brent L. Peters, Chairman, President and Chief Executive Officer of East Penn Financial Corporation and Debra K. Peters, Vice President of East Penn Financial Corporation, are husband and wife.

Information about Nominees and Continuing Directors

Information, as of December 31, 2006, concerning the four nominees to the Board of Directors and eight continuing directors appears below.

Name and Age	Director Since(1)	Principal Occupation for the Past Five Years and Positions Held with East Penn Financial Corporation and Subsidiaries

		Class A – Term Expires in 2008

Gordon K. Schantz (61)	1990	President, The Butz Company, Inc. (a real estate firm); Director, corporation, bank, and East Penn Mortgage Company.

Donald R. Schneck (63)	1990	President, Art Schneck Optical Company; Vice Chairman, corporation and bank; Director, East Penn Mortgage Company.

Name and Age	Director Since(1)	Principal Occupation for the Past Five Years and Positions Held with East Penn Financial Corporation and Subsidiaries

Konstantinos A. Tantaros (62)	1990	Restaurateur, investor/developer, and owner, Tantaros, Inc. (commercial and residential real estate operations company); Director, corporation, bank, and East Penn Mortgage Company.

Dr. F. Geoffrey Toonder (67)	1990	Retired; Former Chief of Thoracic Surgery, Lehigh Valley Hospital; Director, corporation, bank, and East Penn Mortgage Company.

		Class B –Term Expires in 2009
Dale A. Dries (59)	1990	President and General Manager, Dries Do-It-Center (retail and wholesale supplier of lumber and building materials); Director, corporation, bank, and East Penn Mortgage Company.

Thomas R. Gulla (79)	1990	Retired; Former owner, Gulla’s Automotive Services; Director, corporation, bank, and East Penn Mortgage Company.

Linn H. Schantz (72)	1990	Retired; Former commercial banker; Director, corporation, bank, and East Penn Mortgage Company.

Donald S. Young (54)	1990	Attorney-at-law; Director, corporation, bank, and East Penn Mortgage Company.

		Nominees – Class C – For a Term of Three Years Expiring in 2010

Allen E. Kiefer (63)	2003	Owner, Allen E. Kiefer Investment Services (investment advisor/broker and financial services); former President, Main Street Bancorp, Inc.; Director, corporation, bank, and East Penn Mortgage Company.

Brent L. Peters (60)	1990	Chairman, President and Chief Executive Officer, corporation, and bank; Chairman, East Penn Mortgage Company.

Forrest A. Rohrbach (64)	1990
President and Chief Executive Officer, F.A.R. Industries (construction related company); Treasurer, F.A. Rohrbach, Inc. (construction related company); Vice Chairman and Lead Outside Director, corporation and bank; Vice Chairman, East Penn Mortgage Company.

Peter L. Shaffer (56)	1990	Shaffer & Associates, LLC (accounting and business consulting firm); Director, corporation, bank, and East Penn Mortgage Company.

(1) Includes service on the Board of Directors of East Penn Bank.

SHARE OWNERSHIP

Principal Holders

To the best of our knowledge, no person or entity owned of record or beneficially, on January 31, 2007 more than 5% of the outstanding East Penn Financial Corporation common stock.

Beneficial Ownership of Executive Officers, Directors and Nominees

The following table shows, as of January 31, 2007, the amount and percentage of East Penn Financial Corporation common stock beneficially owned by each director and each nominee and all directors, nominees and executive officers of the corporation as a group.

Beneficial ownership of shares of East Penn Financial Corporation common stock is determined in accordance with SEC Rule 13d-3, which provides that a person should be credited with the ownership of any stock held, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares:

•	Voting power, which includes the power to vote or to direct the voting of the stock; or
•	Investment power, which includes the power to dispose of or direct the disposition of the stock; or
•	The right to acquire beneficial ownership within 60 days.

Unless otherwise indicated in a footnote appearing below the table, all shares reported in the table below are owned directly by the reporting person.  The number of shares owned by the directors, nominees and executive officers is rounded to the nearest whole share.

Name of Individual Directors and Nominees	Amount and Nature of Beneficial Ownership	Percent of Class

Dale A. Dries	112,075 (1)	1.75%

Thomas R. Gulla	163,000 (2)	2.54%

Allen E. Kiefer	4,600 (3)	0.07%

Brent L. Peters, Chairman, President and Chief Executive Officer	143,467 (4)	2.24%

Forrest A. Rohrbach, Vice Chairman and Lead Outside Director	201,047 (5)	3.14%

Gordon K. Schantz	82,644 (6)	1.29%

Linn H. Schantz	215,542 (7)	3.36%

Donald R. Schneck, Vice Chairman	150,177 (8)	2.34%

Peter L. Shaffer	19,544 (9)	0.31%

Konstantinos A. Tantaros	292,094 (10)	4.56%

Dr. F. Geoffrey Toonder	136,327 (11)	2.13%

Donald S. Young	149,248 (12)	2.33%

Named Executive Officers

Debra K. Peters	143,467 (13)	2.24%

Theresa M. Wasko	6,313 (14)	0.10%

All Directors, Nominees and Executive Officers as a Group (15 persons)	1,682,470	26.27%

(1)
Includes 51,215 shares held individually by Mr. Dries; 47,084 shares held jointly by Mr. Dries and his spouse; 5,776 shares held individually by his spouse; and exercisable options representing 8,000 shares.

(2)	Includes 157,000 shares held jointly by Mr. Gulla and his spouse; and exercisable options representing 6,000 shares.

(3)	Includes 1,000 shares held individually by Mr. Kiefer; 600 shares held individually by his spouse; and exercisable options representing 3,000 shares.

(4)
Includes 41,383 shares held individually by Mr. Peters; 35,278 shares held jointly by Mr. Peters and his spouse (Debra K. Peters); 55,408 shares held individually by his spouse; and exercisable options representing 7,398 shares held individually by Mr. Peters and exercisable options representing 4,000 shares held individually by Mrs. Peters.  33,108 shares held jointly by Mr. Peters and his spouse are pledged as security.

(5)
Includes 170,768 shares held individually by Mr. Rohrbach; 18,128 shares held jointly by Mr. Rohrbach and his spouse; 3,394 shares held individually by his spouse; 757 shares held as custodian for minor children; and exercisable options representing 8,000 shares.

(6)	Includes 74,644 shares held individually by Mr. G. Schantz; and exercisable options representing 8,000 shares. 20,000 of Mr. G. Schantz’s shares are pledged as security.

(7)	Includes 199,790 shares held jointly by Mr. L. Schantz and his spouse; 7,752 shares held individually by his spouse; and exercisable option representing 8,000 shares.

(8)	Includes 127,020 shares held jointly by Mr. Schneck and his spouse; 11,571 shares held in the Art Schneck Optical Company Profit Sharing Plan; 3,586 shares held individually by Mr. Schneck’s spouse; and exercisable options representing 8,000 shares. 36,644 of Mr. Schneck’s shares are pledged as security.

(9)
Includes 11,200 shares held individually by Mr. Shaffer; 344 shares held by Mr. Shaffer’s children; and exercisable options representing 8,000 shares. 11,200 of Mr. Shaffer’s shares are pledged as security.

(10)
Includes 44,672 shares held individually by Mr. Tantaros; 58,512 shares held jointly with his spouse; 20,000 shares held by Mr. Tantaros’ spouse; 117,421 shares held by Tantaros, Inc. Trust Fund, a corporation controlled by Mr. Tantaros; 43,489 shares held in the Tantaros, Inc. Profit Sharing Plan; and exercisable options representing 8,000 shares.

(11)
Includes 79,000 shares held individually by Dr. Toonder; 49,327 shares held jointly by Dr. Toonder and his spouse; and exercisable options representing 8,000 shares.  29,000 of Dr. Toonder’s shares are pledged as security.

(12)
Includes 19,184 shares held individually by Mr. Young; 102,020 shares held jointly by Mr. Young and his spouse; 20,044 shares held individually by his spouse; and exercisable options representing 8,000 shares.

(13)
Includes 55,408 shares held individually by Mrs. Peters; 35,278 shares held jointly by Mrs. Peters and her spouse (Brent L. Peters); 41,383 shares held individually by her spouse; and exercisable options representing 4,000 shares held individually by Mrs. Peters and 7,398 shares held individually by Mr. Peters.  33,108 shares held jointly by Mrs. Peters and her spouse are pledged as security.

(14)	Includes 2,313 shares held individually by Ms. Wasko; and exercisable options representing 4,000 shares.

Executive Officers

The following table provides information, as of March 23, 2007, about the corporation’s executive officers.

Name	Age	Principal Occupation For the Past Five Years and Position Held with East Penn Financial Corporation and Subsidiaries
Brent L. Peters	60	Chairman, President and Chief Executive Officer, East Penn Financial Corporation and East Penn Bank; and Chairman of East Penn Mortgage Company.

Theresa M. Wasko	54	Treasurer and Chief Financial Officer, East Penn Financial Corporation; Executive Vice President and Chief Financial Officer, East Penn Bank; and Treasurer of East Penn Mortgage Company.

Bruce R. Keil	51	Secretary, East Penn Financial Corporation; and Executive Vice President, Administration, East Penn Bank; and Secretary of East Penn Mortgage Company.

Debra K. Peters	54	Vice President, East Penn Financial Corporation; Executive Vice President, Funding Division, East Penn Bank.

Director Compensation

The following table summarizes the compensation of non-management directors during 2006:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($) (1) (2)	All Other Compensation ($)	Total ($)
Dale A. Dries	$18,400	$1,440	--	$19,840
Thomas R. Gulla	$17,300	$1,440	--	$18,740
Allen E. Kiefer	$18,050	$1,440	--	$19,490
Forrest A. Rohrbach	$24,900	$1,440	--	$26,340
Gordon K. Schantz	$18,650	$1,440	--	$20,090
Linn Schantz	$17,800	$1,440	--	$19,240
Donald R. Schneck	$17,067	$1,440	--	$18,507
Peter L. Shaffer	$17,650	$1,440	--	$19,090
Konstantinos A. Tantaros	$15,600	$1,440	--	$17,040
Dr. F. Geoffrey Toonder	$18,500	$1,440	--	$19,940
Donald S. Young	$16,800	$1,440	--	$18,240

(1)
In accordance with the 1999 Independent Directors Stock Option Plan, each of the eleven independent directors of the corporation was granted options to purchase 1,000 shares of common stock on May 18, 2006.  The value of each award is equal to the amount recognized by the corporation for financial reporting purposes during 2006 and represents the full grant date fair value of each award.  The fair value of all independent option grants is recognized in the year of grant.

(2)
The aggregate number of outstanding option awards held by each independent director at December 31, 2006 is as follows: Mr. Dries: 8,000; Mr. Gulla: 6,000; Mr. Kiefer: 3,000; Mr. Rohrbach: 8,000; Mr. G. Schantz: 8,000; Mr. L. Schantz: 8,000; Mr. Schneck: 8,000; Mr. Shaffer: 8,000; Mr. Tantaros: 8,000; Dr. Toonder: 8,000; and Mr. Young: 8,000.  All outstanding options awarded to independent directors were annual grants between 1999 and 2006.  All option grants are made under substantially the same terms, with 100% vesting after 6 months from the date of grant and expiring 10 years from the date of grant.

During 2006, the corporation directors earned an annual fee of $12,000.  Directors received $150 for each Board meeting of either the corporation or bank attended.  Each director except for the Chairman of the Board and Vice Chairmen of the Board receive double meeting fees for joint meetings of the corporation and bank.  For each committee meeting attended, directors received $100.  Members of the audit committee received $250 per meeting attended.  Committee chairmen received double the standard meeting fee.  The Chairman of the Board received an additional $1,000 per quarter which was terminated on September 21, 2006.  The Vice Chairmen of the Board receive an additional $250 per quarter.  Directors are also reimbursed for any expenses incurred during corporation or bank related conventions.

Further, each year pursuant to the 1999 Independent Directors Stock Option Plan each independent director is awarded options to purchase 1,000 shares of common stock.  The exercise price for each grant is based upon the closing price of the corporation’s common stock on the date of grant.

COMPENSATION AND PLAN INFORMATION

Compensation Discussion and Analysis

Overview of Compensation Philosophy

To accomplish the corporation’s and bank’s strategic goals and objectives, the Board of Directors of both the corporation and the bank engages competent persons, who undertake to accomplish these objectives with integrity and cost-effectiveness. The Board of Directors fulfills part of its strategic mission through the compensation of these individuals.

The objective of the compensation policy is to attract and retain highly qualified executives with management skills required to run a publicly traded company and to give them incentive to achieve the performance that enhances the value of the corporation.  The Board seeks to establish a fair compensation policy to govern the executive officers' base salaries and incentive plans to attract and motivate competent, dedicated and ambitious executives and managers, whose efforts will augment the corporation's products and services and will result in enhanced growth and profitability, increased dividends to the shareholders, and subsequent appreciation in the market value of the company's shares.

The entire Board of Directors performs the duties of the Compensation Committee and establishes compensation and other terms and conditions of employment.  The typical Remuneration Package consists of a base salary, bonus, 401(k) plan, health benefits and disability and life insurance.  Remuneration of the executive management is based upon the individual’s contribution and personal performance.

On occasion, the corporation in the past has utilized the services of Mosteller & Associates, an independent human resources consultant.

Base Salaries

Base salary is designed to attract and retain experienced executives who can manage the corporation and achieve the corporation’s business goals. The Board reviews and annually approves the compensation of the corporation's executives, including the president and chief executive officer, the secretary, treasurer, and vice presidents. As a guideline in determining base salaries, the Board uses information from peer group financial institutions because of common industry issues and competition for the same executive talent group.  The Board also determines increases based on its subjective analysis of the individual's contribution to the corporation's strategic goals and objectives. In determining whether the strategic goals have been achieved, the Board considers numerous factors, including the following: the corporation's performance as measured by earnings, revenues, return on assets, return on equity, market share, total assets and non-performing loans. Although the Board measured the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee's compensation, nor does the Board, in its analysis, attribute specific weight to any such criteria. The Board makes a subjective determination after review of all relevant information.

Variable bonus

After careful analysis of our corporation’s performance, the individual’s performance, and an examination of the competitive practices among our peers, the Board may award variable bonuses to the corporation’s executives upon the recommendation of the President and Chief Executive Officer, or in the case of a bonus awarded to the President and CEO, upon recommendation of any member of the Board of Directors.  The bonuses are based upon the corporation’s discretion and judgment after considering the individual’s performance, responsibilities, and contributions to our corporation.  The corporation does not maintain a formulaic cash bonus plan.

Employment Contract

The corporation does not normally enter into employment contracts as it believes in linking pay to performance.  Nevertheless, as one of the founders of the corporation; as President, CEO and Chairman of the Board; given Mr. Peters’ expertise; and given the desire of the corporation to retain Mr. Peters, Mr. Peters’ employment arrangement is unique compared to other executives of the corporation.  Mr. Peters’ employment relationship is governed by an employment contract.

Stock Option Plans

The Incentive Stock Option Plan provides incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation, management and advancement of the corporation.

The purpose of this Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of the corporation by providing incentives through participation in the appreciation of the corporation’s common stock to secure, retain and motivate personnel who may be responsible for the operation and for management of the affairs of the corporation.  The Board also believes that stock ownership by executives of the corporation is the principal method to align the interests of the executives with those of the shareholders.

The Board of Directors administers the Incentive Stock Option Plan and those persons who are eligible to receive awards under the Incentive Stock Option Plan are those key officers and other employees of the corporation as determined by the Board.

Split Dollar Life Insurance Policies

The corporation has identified certain executives to whom Split Dollar Life Insurance Plans were granted.  The Plan requires that the executive needs to be an employee of the corporation at the time of death in order for the executive’s beneficiary to receive proceeds from the Plan.  The Split Dollar Life Insurance Plan is designed to encourage these executives to remain in the service of the corporation.

Insurance Plans

Group health, dental, vision, disability and group life insurance coverage are available to all eligible employees, including the named executive officers.  Such plans are standard in the industry and in the geographic area for all industries, as well as necessary to compete for talented employees at all levels of the corporation.  In general, the named executive officers participate in these benefits on the same basis as non-executive employees. Health and welfare plans are not tied to corporation or individual performance.  The costs of providing such benefits to all eligible employees are not taken into account when determining specific salaries of the named executive officers and are viewed as a cost of doing business, which will incent the employee to be productive and engaged.

Profit Sharing/401(k) Plan

We believe that it is essential for employees to save for retirement and as such have provided all employees a vehicle through which to contribute to their financial security in retirement through a 401(k) plan.  The bank matches 50% of the pre-tax contribution of an eligible employee up to a maximum of 4% of compensation.  The bank may make a discretionary contribution annually to the plan based upon the corporation’s performance.  The discretionary contribution is designed to award employees for helping the corporation achieve its performance goals.  Contributions are expressed as a percentage of base salary and named executive officers receive the same percentage of salary as a contribution as all other employees.  Contributions to the 401(k) are not taken into consideration when determining other levels of compensation.

Supplemental Employee Retirement Plan Agreements

The corporation does not normally award supplemental employee retirement plans (“SERP”) to employees.  However, as one of the founders of the corporation; as President, CEO and Chairman of the Board; given Mr. Peters’ expertise; and the desire of the corporation to retain Mr. Peters, Mr. Peters is a participant in a SERP.  The SERP provides payments to Mr. Peters on his retirement, early retirement, a change of control, voluntary termination, involuntary termination without cause, disability or death.

Perquisites

The corporation provides a corporation-owned vehicle to the Chief Executive Officer as his position requires frequent travel for bank business.  The provision of a corporation vehicle is viewed as a normal benefit in the highly competitive financial services industry.

The Role of the Executive Officers in Setting Compensation

The Board of Directors delegates to the President and Chief Executive Officer the responsibility of conducting annual reviews for the other executive officers.  The President and Chief Executive Officer recommends increases based on his subjective analysis of the individual’s contribution to the corporation’s strategic goals and objectives. In determining whether strategic goals have been achieved, the President and Chief Executive Officer considers numerous factors, including the following:  the corporation’s performance as measured by earnings, growth, return on assets, return on equity, asset quality, and audit findings. Although the President and Chief Executive Officer measures the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criterion and the employees’ compensation. The President and Chief Executive Officer makes a subjective determination after review of all relevant information, including the above.

The President and Chief Executive Officer does not set or participate in the determination process of his annual base salary.

Independent Consultant

In 2006, the company utilized information compiled by Mosteller & Associates, an independent human resources consultant, to provide the corporation with an annual salary and benefits survey.  The survey was utilized to assess the current salary ranges.  The firm was chosen because it conducts surveys within our market area.

Internal Revenue Code Limits on the Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended, generally denies publicly-held corporations a federal income tax deduction for compensation exceeding $1,000,000 paid to the Chief Executive Officer or any of the four other highest paid executive officers, excluding performance-based compensation.  The named executive officers’ compensation programs are designed not to exceed this limit.

Executive Compensation

The following table summarizes the total compensation for 2006 for Brent L. Peters, the corporation's Chairman, President and Chief Executive Officer, Theresa M. Wasko, the corporation’s Chief Financial Officer and Debra K. Peters, Vice President. These individuals are referred to as the "Named Executive Officers."

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brent L. Peters, Chairman, President and Chief Executive Officer	2006	$210,000	$25,000	$2,880	$101,351	$38,708(2)	$377,939
Theresa M. Wasko, Chief Fianancial Officer and Treasurer	2006	$110,014	--	--	--	$4,030	$114,044
Debra K. Peters, Vice President	2006	$122,320	--	--	--	$4,490	$126,810

(1)
The corporation granted Mr. Peters options to purchase 2,000 shares of common stock on May 18, 2006 under the 1999 Stock Incentive Plan.  The options vested six months after the date of grant and expire 10 years from the date of grant.  The exercise price for the grant was based on the closing price of the corporation’s common stock on the date of grant.  The value of the award is equal to the amount recognized by the corporation for financial reporting purposes during 2006 and represents the full grant date fair value of each award.  The fair value of all options is recognized in the year of the grant.

(2)            Includes $17,300 in director’s fees earned in 2006.

Grants of Plan-Based Awards Table

The following table summarizes each grant of an award to a Named Executive Officer during 2006 under any plan.

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards

Brent L. Peters Chairman, President and Chief Executive Officer	5/18/2006	2,000	$9.00	$2,880

Employment Agreement with Brent L. Peters

East Penn Bank entered into a three-year employment agreement with Brent L. Peters on April 12, 2001. The agreement became effective on January 1, 2001 and was amended on July 21, 2006 to comply with Internal Revenue Code Section 409A. The agreement reflects Mr. Peters' position as President and Chief Executive Officer of the bank. The agreement contains an evergreen renewal provision. Unless previously terminated, or unless notice of intention not to renew is given by either party, the employment agreement renews for an additional year at the end of every contract year, maintaining a three-year employment period.

Pursuant to his employment agreement, Mr. Peters received an annual base salary of $210,000 in 2006. The Board of Directors may increase his salary in future years and may grant cash or stock bonuses. Mr. Peters also receives the following benefits: six weeks of annual vacation; a company automobile; civic and social club memberships; and participation in the bank's employee benefit plans as allowed by the terms and conditions of the plans. In accordance with the agreement, the bank also implemented a deferred compensation plan for which Mr. Peters is eligible.

The agreement provides for termination with or without cause. If the agreement terminates for cause, all of Mr. Peters' rights under the agreement cease on the effective date of the termination. If terminated without cause, the agreement provides for the following:

A severance payment equal to 2.99 times Agreed Compensation, as defined in the employment agreement; and

Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

Under the agreement, Mr. Peters may resign for good reason. If he resigns for good reason, the agreement provides for:

A severance payment equal to 2.99 times Agreed Compensation; and

Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

If permitted under the plan, Mr. Peters shall receive the additional retirement benefits to which he would have been entitled had his employment continued through the then remaining term of the agreement.

If Mr. Peters resigns his employment within 120 days (or is involuntarily terminated) of any change in control of the bank, the agreement provides for:

A severance payment equal to 2.99 times Agreed Compensation; and

Continuation of health and welfare benefits for three years or until Mr. Peters secures similar benefits through other employment, or if health and welfare benefits cannot be continued, payment of an amount equal to the cost to Mr. Peters of obtaining similar benefits.

If permitted under the plan, Mr. Peters shall receive the additional retirement benefits to which he would have been entitled had his employment continued through the then remaining term of the agreement.

In the event that any of the above payments are determined to be a parachute payment, then Mr. Peters will receive a cash amount such that the after-tax proceeds of such payment (including any income tax or excise tax on such payment) will be equal to the amount of the excise tax imposed upon the parachute payment.

The agreement contains non-competition, non-solicitation and confidentiality provisions that benefit the bank. The agreement also provides for arbitration of disputes arising under the agreement.

Bonuses

The bank may award discretionary bonuses to executive named officers.  The bonuses are not based upon a formulaic cash bonus plan.  Each year, the Board of Directors determines to whom and the amount of any bonuses that will be awarded.

Supplemental Executive Retirement Plan Agreement

East Penn Bank maintains a Supplemental Executive Retirement Plan ("SERP") covering Brent L. Peters. The SERP provides for salary continuation in certain circumstances.

If a change of control occurs or Mr. Peters terminates his employment on or after the retirement age of 62, the bank will pay Mr. Peters $60,000 per year. The benefit will be paid monthly, commencing on the first day of the month following Mr. Peters' 62nd birthday and continuing for 15 years.

If no change in control occurs and Mr. Peters' employment is terminated before the retirement age of 62 due to voluntary termination by Mr. Peters; non-renewal of his employment agreement; disability; or for reasons other than cause, the bank pays Mr. Peters an accrued amount of benefit, as of the date of termination. This benefit is paid monthly, commencing on the first day of the month following Mr. Peters' 62nd birthday and continuing for 15 years.

If Mr. Peters dies while he is actively employed at the bank and before reaching age 62, his beneficiary receives a scheduled death benefit that depends on the plan year in which Mr. Peters dies. If Mr. Peters dies after reaching age 62 or following a change of control, but before receiving any lifetime benefits, his beneficiary receives a designated death benefit. If he has received lifetime benefits, his estate or beneficiary will continue to receive lifetime benefits.

If the bank terminates Mr. Peters' employment for cause, he forfeits the benefits provided under the SERP. In addition, if Mr. Peters violates the restrictive covenant contained in the SERP, he forfeits his right to any further benefits under the SERP.

401(k) Plan

The bank maintains and sponsors a defined contribution 401(k) plan. The East Penn Bank 401(k) Plan is administered by Investmart, Inc. which provides defined contribution and defined benefit retirement plan services. The Reliance Trust Company serves as the 401(k) plan trustee. The 401(k) plan is subject to the Internal Revenue Code of 1986 and to related IRS regulations. Participants are entitled to various rights and protection under the Employee Retirement Income Security Act of 1974.

Each employee is eligible to participate in the 401(k) plan following the completion of ninety days of service and working a minimum of 250 hours, provided the employee is at least age 21.  An eligible employee may elect to contribute portions of salary, wages, bonus and other direct remuneration to the 401(k) plan. Participating employees may contribute a percentage of their gross compensation. These pre-tax contributions may be made up to the maximum amount allowable by law. In 2006, for each dollar contributed by the participant, the bank matched 50% of the pre-tax contribution up to a maximum of 4% of compensation. Each participant is always 100% vested in their own contributions to the 401(k) plan. At the completion of six years of service, the employer contributions are fully vested for each participant. The bank incurred expenses of $124,635 for the year ended December 31, 2006 in connection with the match and administration of the 401(k) plan.

Incentive Stock Option Plan

East Penn Financial Corporation maintains a 1999 Incentive Stock Option Plan that was originally approved at the 1999 Annual Meeting of the bank and adopted by East Penn Financial Corporation upon reorganization into a holding company in July 2003. The purpose of the Incentive Stock Option Plan is to advance the development, growth and financial condition of East Penn Financial Corporation and its subsidiaries. The Incentive Stock Option Plan provides incentives through participation in the appreciation of capital stock of the corporation in order to secure, retain and motivate personnel responsible for the operation and management of East Penn Financial Corporation and its subsidiaries.

The Board of Directors administers the Incentive Stock Option Plan.  Persons eligible to receive awards under the Incentive Stock Option Plan are those key officers and other employees of the corporation and its subsidiaries as determined by the Board.

At December 31, 2006, there were 150,750 shares reserved for future grants under the Incentive Stock Option Plan.

Outstanding Equity Awards at December 31, 2006 Table

The following table summarizes unexercised options for the Named Executive Officers at December 31, 2006:

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Brent L. Peters Chairman, President and Chief Executive Officer	1,000 3,000 1,398 2,000	-- -- -- --	$5.80 $8.371 $9.13 $9.00	7/12/11 6/29/14 12/29/14 5/18/16
Theresa M. Wasko Chief Financial Officer and Treasurer	1,000 2,000 1,000	-- -- --	$5.80 $8.371 $9.13	7/12/11 6/29/14 12/29/14
Debra K. Peters Vice President	1,000 2,000 1,000	-- -- --	$5.80 $8.371 $9.13	7/12/11 6/29/14 12/29/14
(1)
All options were granted under substantially the same terms in accordance with the 1999 Stock Incentive Plan.  All options vested 100% six months after the date of grant and expire 10 years from the date of grant.  The exercise price for each grant was based upon the closing price of the corporation’s common stock on the date of grant.

Pension Benefits Table

The following table summarizes the pension benefits which have accumulated under Mr. Peters’ Supplemental Executive Retirement Plan during 2006.

Name	Plan Name	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
Brent L. Peters Chairman, President and Chief Executive Officer	Supplemental Executive Retirement Plan	$349,178	-0-

Securities Authorized for Issuance under Equity Compensation Plans

The following table discloses the number of outstanding options, warrants and rights granted by the corporation to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans.  The table provides this information separately for equity compensation plans that have and have not been approved by security holders.

	(A)(#)	(B)($)	(C)(#)
			Number of Securities
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Remaining Available for Future Issuance Under Equity Compensation Plans Excluding Securities Reflected in Column (A)
Equity Compensation Plans Approved by Shareholders	203,248 (1)	$8.21	185,750

Equity Compensation Plans Not Approved by Shareholders	0	0	0

Totals	203,248	$8.21	185,750

(1)	Includes shares issued under East Penn Financial Corporation’s 1999 Incentive Stock Option Plan and 1999 Independent Directors Stock Option Plan.

BOARD COMPENSATION COMMITTEE REPORT

1.	The Board of Directors has reviewed and discussed the Compensation Discussion and Analysis with management; and

2.	Based upon such review and discussion, the Board of Directors has directed that the Compensation Discussion and Analysis be included in the corporation’s proxy statement.

This report is furnished by the full Board of Directors, which performs the functions of a Compensation Committee.

Gordon K. Schantz	Dale A. Dries	Allen E. Kiefer
Donald R. Schneck	Thomas R. Gulla	Brent L. Peters
Konstantinos A. Tantaros	Linn H. Schantz	Forrest A. Rohrbach
Dr. F. Geoffrey Toonder	Donald S. Young	Peter L. Shaffer

Compensation Committee Interlocks and Insider Participation

The Board of Directors functions as the Compensation Committee.  Brent L. Peters, Chairman, President and Chief Executive Officer, is a member of the Board of Directors, but does not participate in his own review or vote on his own salary increases and other compensation.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Employment Agreement

The corporation has entered into an employment agreement with Mr. Peters, whereby Mr. Peters will receive certain payments upon a termination without cause, a termination for good reason, or a termination after a change of control.   Pursuant to the agreement, upon a termination for any of the aforementioned reasons, Mr. Peters will receive 2.99 times his Agreed Compensation as defined in the agreement, payable in thirty-six (36) equal monthly installments and for a period of three (3) years from the date of termination of employment, or until he secures substantially similar benefits through other employment, whichever shall first occur, he shall receive a continuation of his employee benefits.  If permitted under the plan, Mr. Peters shall receive the additional retirement benefits to which he would have been entitled had his employment continued through the then remaining term of the agreement. In the event, the payment is determined to be a parachute payment, then Mr. Peters shall receive an additional cash amount equal to the gross-up amount necessary such that the after-tax proceeds of such gross-up payment (including any income tax or excise tax on such gross-up payment) will be equal to the amount of the excise tax imposed on the parachute payment.

“Change of Control” is defined in the agreements as

(1)
(A) a merger, consolidation or division involving corporation or bank, (B) a sale, exchange, transfer or other disposition of substantially all of the assets of the corporation or bank, or (C) a purchase by the corporation or bank of substantially all of the assets of another entity, unless after such merger, consolidation, division, sale, exchange, transfer, purchase or disposition a majority of the members of the Board of Directors of the legal entity resulting from or existing after any such transaction and of the Board of Directors of such entity’s parent corporation, if any, are former members of the Board of Directors of corporation; or

(2)
any “person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 (the “Exchange Act”)), other than the bank or any “person” who on the date hereof is a director or officer of the bank is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the bank representing thirty five percent (35%) or more of the combined voting power of the corporation’s or bank’s then outstanding securities; or

(3)
during any period of one (1) year during the term of his employment under this Agreement, individuals who at the beginning of such period constitute the Board of Directors of the corporation or bank cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period.

Supplemental Executive Retirement Plan

Mr. Peters participates in a supplemental employment retirement plan, whereby on retirement or a change of control occurs, he will receive an annual benefit of $60,000 commencing on the first day of each month commencing with the month following his 62nd birthday and continuing for 15 years.  If he dies, the beneficiary shall receive a lump sum of $294,417.

Disability Plan and Benefits

In the event of the death or disability of a named executive officer, in addition to the benefits listed in the charts below, each named executive officer will receive benefits under the corporation’s retirement plans, disability plan or payments under the corporation’s life insurance plan, as appropriate.

Upon any termination, the named executive officer will receive a payment for his or her unused accrued vacation days and the amount vested in his or her 401(k) plan account.

Brent L. Peters

The following table shows the potential payments upon termination or change of control of the corporation for Brent L. Peters under his Employment Agreement, Supplemental Executive Retirement Plan, and Split Dollar Life Insurance policy.  The Chart assumes the triggering events took place on December 31, 2006.

Agreement	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause Termination	For Cause Termination	Termination resulting from a Change of Control	Disability	Death
Supplemental Executive Retirement Plan	$349,178	$349,178	$900,000	$349,178	-0-	$900,000	$349,178	$294,417
Employment Agreement	-0-	-0-	-0-	$700,379	-0-	$700,379	-0-	-0-
Split Dollar Life Insurance Plan	-0-	-0-	-0-	-0-	-0-	-0-	-0-	$420,000
Stock Incentive Plan	$2,250	$2,250	$2,250	$2,250	$2,250	$2,250	$2,250	$2,250

Debra Peters

The following table shows the potential payments upon termination or change of control of the corporation for Debra Peters under her Split Dollar Life Insurance Plan.  The chart assumes the triggering events took place on December 31, 2006.

Agreement	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause Termination	For Cause Termination	Termination resulting from a Change of Control	Disability	Death
Split Dollar Life Insurance Plan	-0-	-0-	-0-	-0-	-0-	0-	-0-	$245,000
Stock Incentive Plan	$2,250	$2,250	$2,250	$2,250	$2,250	$2,250	$2,250	$2,250

Theresa M. Wasko

The following table shows the potential payments upon termination or change of control of the corporation for Theresa M. Wasko under her Split Dollar Life Insurance Plan.  The chart assumes the triggering events took place on December 31, 2006.

Agreement	Voluntary Termination	Early Retirement	Normal Retirement	Involuntary Not for Cause Termination	For Cause Termination	Termination resulting from a Change of Control	Disability	Death
Split Dollar Life Insurance Plan	-0-	-0-	-0-	-0-	-0-	-0-	-0-	$221,000
Stock Incentive Plan	$2,250	$2,250	$2,250	$2,250	$2,250	$2,250	$2,250	$2,250

TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

Some of East Penn Financial Corporation’s directors and executive officers and the companies with which they are associated were customers of and had banking transactions with East Penn Financial Corporation’s subsidiary bank during 2006.  All loans and loan commitments made to them and to their companies were made in the ordinary course of bank business, on substantially the same terms, including interest rates, collateral and repayment terms, as those prevailing at the time for comparable transactions with other customers of the bank, and did not involve more than a normal risk of collectibility or present other unfavorable features.  East Penn Financial Corporation’s subsidiary bank anticipates that it will continue to enter into similar transactions in the future.

The corporation has established written policies and procedures for the review and approval of all loans made to related parties.  These transactions are reviewed by management and approved by members of the Board of Directors.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Directors is comprised of directors who meet the Nasdaq standards for independence.  The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and approved in November 2006.

The Audit Committee met with management four times during the year to consider the adequacy of the corporation’s internal controls and the objectivity of its financial reporting.  The Audit Committee discussed these matters with the corporation’s independent auditors and with senior management and the internal auditors.  The Audit Committee also discussed with the corporation’s senior management and independent auditors the process used for certifications by the corporation’s chief executive officer and treasurer/chief financial officer which are required for certain of the corporation’s filings with the SEC.

The Audit Committee met privately at its regular meetings with both the independent auditors and the internal auditors each of whom has unrestricted access to the Audit Committee.

The Audit Committee appointed Beard Miller Company LLP, certified public accountants, as the independent auditors for the corporation after reviewing the firm’s performance and independence from management.

Management has primary responsibility for the corporation’s financial statements and the overall reporting process, including the corporation’s system of internal controls.

The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the corporation in conformity with generally accepted accounting principles, and discussed with the Audit Committee any issues they believe should be raised.

The Audit Committee reviewed jointly with management and Beard Miller Company LLP, the corporation’s independent auditors, the corporation’s audited financial statements and met separately with both management and Beard Miller Company LLP to discuss and review those financial statements and reports prior to issuance.  Management has represented and Beard Miller Company LLP has confirmed to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

The Audit Committee received from and discussed with Beard Miller Company LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).  These items relate to that firm’s independence from the corporation.  The Audit Committee also discussed with Beard Miller Company LLP matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing

Standards Board of the American Institute of Certified Public Accountants to the extent applicable.  The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by Beard Miller Company LLP and discussed with the auditors their independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.  The Committee and the Board have also recommended, subject to shareholder ratification, the selection of Beard Miller Company LLP, as East Penn Financial Corporation’s independent auditors for the year ending December 31, 2007.

Audit Committee

Dr. F. Geoffrey Toonder, Chairman
Thomas R. Gulla
Allen E. Kiefer
Forrest A. Rohrbach
Gordon K. Schantz
Donald R. Schneck
Peter L. Shaffer

CERTIFIED PUBLIC ACCOUNTANTS

Aggregate fees billed to East Penn Financial Corporation by Beard Miller Company LLP for services rendered are presented below:

	Year Ended December 31,
	2006	2005
Audit fees	$76,126	$67,468
Audit related fees	$17,150	$13,250
Tax fees	$12,756	$9,235
All other fees	$143	$0
	$106,175	$89,953

Audit fees include fees billed for professional services rendered for the audit of East Penn Financial Corporation’s annual financial statements and for the review of financial statements included in East Penn Financial Corporation Forms 10-Q or services that are normally provided by Beard Miller Company LLP in connection with statutory and regulatory filings, including out-of-pocket expenses.

Audit related fees include fees billed for assurance and related services by Beard Miller Company  LLP that are reasonably related to the performance of the audit or review of the corporation’s financial statements which are not reported under the audit fees section of the table above. These services included completion of the 2004 and 2005 employee benefit plan audits, accounting consultations, and audits in connection with acquisitions, and other attest services not required by statute or regulation.

Tax fees include fees billed for professional services rendered by Beard Miller Company LLP for tax compliance, tax advice, and tax planning, including preparation of state and federal tax returns and related services.

All other fees include fees billed for products and services provided by Beard Miller Company LLP, other than the services reported under the audit fees, audit related fees, or tax fees sections of the table above.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors.  These services may include audit services, audit related services, tax services, and other services.  The Audit Committee has adopted a policy for the pre-approval of services provided by the independent auditors.  Under the policy, pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget.  In addition, the Audit Committee may also pre-approve particular services on a case by case basis.  For each proposed service, the independent auditor is required to provide detailed back-up documentation at the time of approval.

The Audit Committee has considered whether, and determined that, the provision of the non-audit services is compatible with maintaining Beard Miller Company LLP’s independence.

SECTION 16(a) BENEFICIAL
OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires East Penn Financial Corporation's directors, executive officers and shareholders who beneficially own more than 10% of East Penn Financial Corporation's outstanding equity stock to file initial reports of ownership and reports of changes in ownership of common stock and other equity securities of East Penn Financial Corporation with the Securities and Exchange Commission.  Based on a review of copies of the reports we received, and on the statements of the reporting persons, we believe that all Section 16(a) filing requirements were complied with in a timely fashion during 2006, except:

•	Mr. Dries who had two late filings for two transactions;
•	Mr. Gulla who had two late filings for two transactions;
•	Mr. Kiefer who had one late filing for one transaction;
•	Mr. Peters who had two late filings for two transactions;
•	Mr. Rohrbach who had one late filing for four transactions;
•	Mr. G. Schantz who had one late filing for one transaction;
•	Mr. L. Schantz who had one late filing for one transaction;
•	Mr. Schneck who had two late filings for two transactions;
•	Mr. Shaffer who had two late filings for six transactions;
•	Mr. Tantaros who had two late filings for two transactions
•	Dr. Toonder who had eight late filings for nine transactions;
•	Mr. Young who had one late filing for one transaction;
•	Ms. Peters who had one late filing for one transaction; and
•	Ms. Wasko who had one late filing for one transaction during 2006.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board of Directors has selected Beard Miller Company LLP as independent auditors for the examination of its financial statements for the fiscal year ending December 31, 2007.  Beard Miller Company LLP served as the company’s independent auditors for the year ended December 31, 2006.

Beard Miller Company LLP has advised us that neither the firm nor any of its associates has any relationship with the corporation or its subsidiaries other than the usual relationship that exists between independent auditors and clients.

We expect a representative of Beard Miller Company LLP to be present at the Annual Meeting to respond to appropriate questions and to make a statement if the representative desires to do so.

The Board of Directors recommends that the shareholders vote FOR ratification of the selection of Beard Miller Company LLP as independent auditors for the fiscal year ending December 31, 2007.

ADDITIONAL INFORMATION

Any shareholder may obtain a copy of East Penn Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2006, including the financial statements and related schedules and exhibits, required to be filed with the Securities and Exchange Commission, without charge, by submitting a written request to Bruce R. Keil, Secretary, East Penn Financial Corporation, 22 South 2nd Street, P. O. Box 869, Emmaus, PA 18049 or calling (610) 965-5959.  You may also view these documents on our website at www.eastpennbank.com, select Investor Relations, and then click on “Documents/SEC Filings.”

OTHER MATTERS

The Board of Directors knows of no matters other than those discussed in this Proxy Statement that will be presented at the Annual Meeting.  However, if any other matters are properly brought before the meeting, any proxy given pursuant to this solicitation will be voted in accordance with the recommendations of the Board of Directors.

APPENDIX A

EAST PENN FINANCIAL CORPORATION

AUDIT COMMITTEE CHARTER

I.           Authorization

The Audit Committee of East Penn Financial Corporation (the “Company”) is a standing committee of the Board of Directors (“Board”) authorized by the Company’s Bylaws.

II.           Purpose

The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibility relating to (i) the integrity of the Company’s financial statements and financial reporting process and the Company’s systems of internal accounting and financial controls; (ii) the performance of the internal audit function; (iii) the annual independent audit of the Company’s financial statements, the engagement of the independent auditors and the evaluation of the independent auditors’ qualifications, independence and performance; (iv) the Company’s compliance with legal and regulatory requirements, including the Company’s disclosure controls and procedures; (v) the fulfillment of the other responsibilities set out herein; and (vi) monitor the Company’s compliance with the Code of Conduct. The report of the Audit Committee required by the rules of the Securities and Exchange Commission (“SEC”) shall be included in the Company’s annual proxy statement.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.  In carrying out its oversight responsibilities, as permitted under the Pennsylvania Business Corporation Law of 1988, as amended, the Audit Committee members are entitled to rely in good faith on the expertise, integrity and knowledge of management, the internal and independent auditors and corporate counsel.

III.           Membership and Structure

The Audit Committee shall be comprised of at least three members of the Board, and the members shall meet the independence, experience, and expertise requirements of the NASDAQ Stock Market and other applicable laws and regulations (including the Sarbanes-Oxley Act of 2002).

All members of the Audit Committee will have a general understanding of finance and accounting practices and each member shall be free of any relationship that, in the opinion of the Board of Directors would, under applicable laws and regulations, make the director not independent.  The Board of Directors will determine if any member is a “financial expert” as defined by the SEC.

IV.           Authority

The Audit Committee shall have the sole authority to select, evaluate, appoint, and replace the independent auditors (subject to shareholder ratification) and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain special legal, accounting, or other consultants to advise the Audit Committee.  The Company shall provide funding, as determined by the Audit Committee, for payment of compensation to the independent auditors and to any advisors employed by the Audit Committee.  Any communications between the Audit Committee and legal counsel in the course of obtaining legal advice will be considered privileged communications of the Company, and the Audit Committee will take all necessary steps to preserve the privileged nature of those communications.

The Audit Committee may form and delegate authority to subcommittees, comprised of one or more members of the Committee, as necessary or appropriate. Each subcommittee shall have the full power and authority of the Audit Committee.

The Audit Committee may conduct or authorize investigations into any matter, within the Audit Committee’s scope of responsibilities, brought to its attention.

V.           Duties and Responsibilities

The Audit Committee shall have the following duties and responsibilities:

Meetings and Access

•
Meet on a regular basis at least four times each year, including at least once each quarter.  The Audit Committee may hold special meetings upon the call of the Chair of the Committee.  At Committee meetings, a majority of the total members will constitute a quorum.

•	Meet separately, periodically, with management, independent auditors, chief audit executives and any other Company Committees that the Audit Committee determines appropriate.

•	Minutes shall be kept by a member of the Audit Committee or a person designated by the Audit Committee.

•	Regularly report to the Board on the Audit Committee’s activities.

•	Annually review and evaluate its own performance.

•	Review and assess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

Financial Statement and Disclosure Matters
•
Review and discuss with management and the independent auditors the annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommend to the Board whether the audited financial statements should be included in the Company’s Form 10-K.

•
Prepare annually a report for inclusion in the Company’s proxy statement relating to its annual shareholders meeting.  In that report, the Audit Committee will state whether it has:  (a) reviewed and discussed the audited financial statements with management; (b) discussed with the outside auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as that statement may be modified or supplemented from time to time; (c)

received from the outside auditors the written disclosures and the letter required by Independence Standards Board Standard 1, as that standard may be modified or supplemented from time to time, and has discussed with the outside auditors, the outside auditors’ independence.

•
Review and discuss with management and the independent auditors the Company’s quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors’ reviews of the quarterly financial statements.

•
Discuss generally the Company’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies to the extent required by applicable law or listing standards. The Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

•
Receive a disclosure from the Chief Executive Officer and Chief Financial Officer during their certification process for the 10-K and 10-Q’s about (i) any significant deficiencies in design or operation of internal controls or material weaknesses therein and (ii) any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal controls.

•
At least annually prior to the filing of the Audit Report with the Commission (and more frequently if appropriate), review and discuss reports from the independent auditors on, among other things, certain:

•	Critical accounting policies and practices to be used;

•	Alternative treatments of financial information within generally accepted accounting principles;

•
Other material written communications between the independent auditors and management, such as any management letter and the Company’s response to such letter or schedule of unadjusted differences; and

•
Difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, any significant disagreements with management, and communications between the audit team and the audit firm’s national office with respect to difficult auditing or accounting issues presented by the engagement.

•	Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

•
Review and discuss with management and the independent auditors, at least annually, significant accounting and financial reporting issues, including complex or unusual transactions and judgments concerning significant estimates or significant changes in the Company’s selection or application of accounting principles, and recent professional, accounting and regulatory pronouncements and initiatives, and understand their impact on the Company’s financial statements.

•
Review with management the Committee’s evaluation of the Company’s internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management’s conclusions about the efficacy of such internal controls and procedures, including any significant deficiencies in, or material noncompliance with such controls and procedures.

•
Discuss with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

Authorization of the Company’s Whistleblower’s Policy

•
Establish procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

Oversight of the Company’s Relationship with the Independent Auditors

•	The independent auditor shall report directly to the Audit Committee;

•	Receive and discuss a report from the independent auditors at least annually regarding:

•	The independent auditors’ internal quality-control procedures;

•
Any material issues raised by the most recent quality-control review, or peer review (if applicable), of the independent auditors, or by any inquiry or investigation by governmental professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors;

•	Any steps taken to deal with any such issues; and

•	All relationships between the independent auditors and the Company, in order to assess the independent auditors’ independence.

•
Approve guidelines for the retention of the independent auditors for any non-audit services and determine procedures for the approval of audit and non-audit services in advance. In accordance with such procedures, the Audit Committee shall approve in advance any audit or non-audit services provided to the Company by the independent auditors, all as required by applicable law or listing standards. Pre-approval authority may be delegated to one or more members of the Audit Committee.

•	Review and discuss the scope and plan of the independent audit.

•
Evaluate the qualifications, performance and independence of the independent auditors, including whether the provision of non-audit services is compatible with maintaining the auditors’ independence, and taking into account the opinions of management and the Company’s legal counsel. This shall include a review and discussion of the annual communication as to independence delivered by the independent auditors (Independence Standards Board Standard No. 1 - “Independence Discussions with Audit Committees.”) The Audit Committee shall present its conclusions to the Board, and if so determined by the Audit Committee, recommend that the Board take additional action to satisfy itself of the qualifications, performance and independence of the auditors.

•
Recommend to the Board, policies for the Company’s hiring of employees or former employees of the independent auditors which guidelines shall meet the requirements of applicable law and listing standards.

Oversight of Audit and Risk Review (“ARR”)

•	Review and discuss the appointment and replacement of the Chief Auditor.

•	Review and discuss the ARR findings that have been reported to management, management’s responses, and the progress of the related corrective action plans.

•
Review and evaluate the adequacy of the work performed by the Chief Auditor and ARR, and ensure that ARR is independent and has adequate resources to fulfill its duties, including implementation of the annual audit plan.

Compliance Oversight Responsibilities

•
Review periodically with management and the independent auditors any correspondence with, or other action by, regulators or governmental agencies, any material legal affairs of the Company and the Company’s compliance with applicable law and listing standards.

•	Review and discuss the report of the Chief Auditor regarding the expenses of, the perquisites paid to, and the conflicts of interest, if any, of members of the Company’s senior management.

•
Review and discuss with management and the external auditor any correspondence with, or the findings of any examinations by, regulatory agencies, published reports or auditor observations that raise significant issues regarding the Company’s financial statements or accounting policies.

•
Obtain regular updates from management and Company counsel regarding compliance matters and legal matters that may have a significant impact on the financial statements or the Company’s compliance policies.

•
Advise the Board of Directors with respect to policies and procedures regarding compliance with the Company’s Code of Conduct including review of the process for communicating the Code of Conduct to Company personnel and for monitoring compliance.

Approved by the Audit Committee at its meeting of November 10, 2006 and subsequently approved by the Board of Directors at its meeting of November 16, 2006.                 .

ANNEX B

CORPORATE GOVERNANCE
AND
NOMINATING COMMITTEE
OF THE
BOARD OF DIRECTORS
OF
EAST PENN FINANCIAL CORPORATION

I.	AUTHORIZATION

Pursuant to the Company’s Bylaws, the Board of Directors (the “Board”) has passed resolutions that authorize the formation of a Corporate Governance and Nominating Committee of the Board of Directors (the “Committee”).

II.	PURPOSE

To provide continuing assistance to the Board regarding matters relating to governance, performance and composition of the Board.

III.	MEMBERSHIP AND STRUCTURE

The Committee shall be composed of three or more directors.  Members of the Committee shall be appointed and removed by the Board.  All members of the Committee shall be independent and meet the applicable independence requirements of the Nasdaq Capital Market.

The Committee shall meet as needed at stated times without notice or on notice to all by order of the Chair of the Committee.

The Committee shall have the authority to delegate any of its responsibilities to subcommittees, in accordance with applicable law, as the Committee may deem appropriate in its sole discretion.

The Committee shall report its actions and recommendations to the Board after each Committee meeting.

The Committee shall have the authority to retain any search firm to assist in identifying director candidates and to retain outside counsel and any other advisors, as the Committee may deem appropriate, in its sole discretion.  The Committee shall have sole authority to approve related fees and retention terms.

IV.	RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties, the Committee shall:

1.	identify individuals qualified to become Board members, who reflect the criteria as specified by the Board;

2.
recommend to the Board nominees to fill vacancies on the Board and the nominees to stand for election as directors at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders);

3.	develop and recommend to the Board the Corporate Governance Guidelines of the Company and any proposed changes to such practices;

4.	periodically review and assess Board and management performance and lead the Board self-evaluation process;

5.	annually review and assess the Committee’s performance and charter and propose changes to the charter to the Board.

EAST PENN FINANCIAL CORPORATION

REVOCABLE PROXY

Annual Meeting of Shareholders to be held on May 10, 2007.  This Proxy is solicited on behalf of the Board of Directors.

The undersigned, as a holder of common stock of East Penn Financial Corporation (the "Corporation"), hereby constitutes and appoints Leon A. Rodenbach and Steven M. Levendusky and each or any of them, proxy holders of the undersigned, with full power of substitution and to act without the other, to vote all of the shares of the Corporation that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Corporation to be held at the Allen Organ Company, 3370 Route 100, Macungie, Pennsylvania on May 10, 2007, commencing at 7:00 p.m., prevailing time, and at any adjournment or postponement thereof, as indicated upon the matters described in the proxy statement.

PLEASE MARK YOUR CHOICE LIKE THIS [X] IN BLUE OR BLACK INK.

I plan to attend the meeting [ ]

1. ELECTION OF FOUR (4) CLASS C DIRECTORS OF THE CORPORATION FOR THREE YEAR TERMS:

Nominees:
Allen E. Kiefer
Brent L. Peters
Forrest A. Rohrbach
Peter L. Shaffer

[ ]   FOR all nominees                                                                                                [ ]   WITHHOLD AUTHORITY
       listed above (except                                                                                                   to vote for all nominees
       as marked to the contrary below)*                                                                          listed above

The Board of Directors recommends a vote FOR all nominees.

*Instruction: To withhold authority to vote for any individual nominee(s), write that nominee's name(s) on the space provided below:

2. RATIFICATION OF THE SELECTION OF BEARD MILLER COMPANY, LLP, CERTIFIED PUBLIC ACCOUNTANTS, AS THE INDEPENDENT AUDITORS FOR THE YEAR ENDING DECEMBER 31, 2007.

[ ] FOR                                   [ ] AGAINST                                                      [ ] ABSTAIN

The Board of Directors recommends a vote FOR this proposal.

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement of the meeting.

This proxy, when properly signed, will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR all nominees and FOR each proposal.

Dated: __________________, 2007 ----------------------------- Signature of Shareholder ----------------------------- Signature of Shareholder

Number of Shares Held of Record

on March 23, 2007: ____________

This proxy must be dated, signed by the shareholder(s) and returned promptly to the Corporation in the enclosed envelope. When shares are held by joint tenants, the signature of one joint tenant will vote all shares. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If more than one trustee, all should sign. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person. If you receive more than one proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED.